                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.  20549



                                       FORM 8-K


                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest
    event reported):  JANUARY 22, 1997            Commission File Number 1-8383




                               MISSION WEST PROPERTIES









Incorporated in California       IRS Employer Identification Number:  95-2635431



Principal Executive Offices:                          Telephone:  (619) 450-3135
    6815 Flanders Drive, Suite 250
    San Diego, California  92121-3914

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

On December 6, 1996, Mission West Properties (seller and "the Company") entered into an agreement (the "Agreement") to sell all its real estate assets to Spieker Properties, L.P. (purchaser and "Spieker"), a California limited partnership, for $50,500,000 cash. The Company's real estate constituted nearly all of its assets. A special shareholder meeting was held December 16, 1996, at which time the Company's shareholders approved the sale of the real estate assets to Spieker.

A majority of the sale transaction was completed January 22, 1997, at which time nine (9) of the Company's 11 real estate properties were sold. The remaining two (2) properties are anticipated to close within 120 days after January 22, 1997. The nine (9) properties sold consisted of occupied office, light industrial, and R&D buildings in San Diego and Riverside counties, California, and occupied industrial buildings and vacant land in Chandler, Arizona. The total building space sold approximated 685,000 square feet. The two (2) remaining properties consist of leaseholds, together with hangar and office buildings thereon, comprising approximately 25 percent of the land at Palomar-McClellan airport in San Diego county, California.

Upon completion of sale of the nine (9) properties, the Company received $47,500,000 in cash, from which it repaid all debt encumbering the properties and paid a majority of the related transaction and closing costs. In accordance with the Agreement, $300,000 was withheld from the proceeds to allow for satisfaction of any post-closing breaches of representations and warranties made by the Seller. If no such breaches occur, the $300,000 will be released to the Company after 90 days. Also in accordance with the Agreement, upon completion of sale of the two (2) leasehold properties, the Company will receive $3,000,000 in cash, subject to an additional $300,000 representation and warranty holdback (for 90 days), and will repay related debt and transaction costs from the proceeds.

There is no relationship between the Company and Spieker.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

    (b)  PRO FORMA FINANCIAL INFORMATION:

         The following unaudited pro forma consolidated financial statements are filed with this report:

              Pro Forma Consolidated Balance Sheet as of August 31, 1996
              Pro Forma Consolidated Statement of Operations for the Year Ended November 30, 1995
              Pro Forma Consolidated Statement of Operations for the Year Ended November 30, 1994
              Pro Forma Consolidated Statement of Operations for the Year Ended November 30, 1993
              Pro Forma Consolidated Statement of Operations for the Nine Months Ended August 31, 1996
              Pro Forma Consolidated Statement of Operations for the Nine Months Ended August 31, 1995


         The Pro Forma Consolidated Balance Sheet reflects the financial position of the Company after giving effect to the sale of the nine
         (9) real estate properties and satisfaction of the related liabilities as discussed in Item 2 and assumes the sale took place on August 31, 1996. The Pro Forma Consolidated Statements of Operations assume that the sale occurred on December 1, 1994, December 1, 1993, and December 1, 1992 for the years ended November 30, 1995, November 30, 1994, and November 30, 1993, respectively, and that the sale occurred on December 1, 1995 and December 1, 1994 for the nine- (9) month periods ended August 31, 1996 and August 31, 1995, respectively.

         The unaudited pro forma consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by management. The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the company that would have actually occurred had the transaction been in effect as of the date or for the pro forma periods presented.

         The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes thereto.


   (10)  ADDITIONAL EXHIBITS:

         Amendment No. 1 to Agreement of Purchase and Sale and Joint Escrow Instructions


   (99)  ADDITIONAL EXHIBITS:

         January 23, 1997 News Release announcing completion of the sale of nine (9) properties





                                      SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



MISSION WEST PROPERTIES
-----------------------
        Registrant




By:      /s/    Katrina L. Thompson
         ------------------------------------------------
         Katrina L. Thompson
         Chief Financial Officer & Secretary
         (Principal Financial and Accounting Officer)
         February 6, 1997

                           PRO FORMA FINANCIAL INFORMATION

                               MISSION WEST PROPERTIES
                         Pro Forma Consolidated Balance Sheet
                                As of August 31, 1996


                                                                              Pro Forma
                                                                             Adjustments
                                                                Historical        (a)          Pro Forma
                                                               -----------   ------------    ------------
ASSETS:
  Cash and cash equivalents                                    $ 1,880,000   $ 13,654,000    $15,534,000
  Short-term investments, held-to-maturity                       1,123,000          -          1,123,000

  Real estate investments:
     Rental Properties, less accumulated depreciation of
        $1,164,000 ($2,381,000 pledged)                         46,154,000    (42,392,000)     3,762,000
     Unimproved land                                               461,000       (461,000)         -
     Allowance for estimated losses                             (4,413,000)     3,759,000       (654,000)
                                                               -----------   ------------    -----------

        Net real estate investments                             42,202,000    (39,094,000)     3,108,000
                                                               -----------   ------------    -----------

  Other assets, less allowances of $5,000 and accumulated
     depreciation of $314,000                                    1,168,000       (767,000)       401,000
                                                               -----------   ------------    -----------

                                                               $46,373,000   $(26,207,000)   $20,166,000
                                                               -----------   ------------    -----------
                                                               -----------   ------------    -----------



LIABILITIES AND SHAREHOLDERS' EQUITY:
  Notes payable                                                $30,982,000   $(29,295,000)  $  1,687,000
  Accounts payable and accrued expenses                          1,181,000        710,000      1,891,000
                                                               -----------   ------------    -----------

        Total liabilities                                       32,163,000    (28,585,000)     3,578,000
                                                               -----------   ------------    -----------


  Shareholders' equity:
     Common stock, no par value; 10,000,000 shares auth-
        orized, 1,371,121 shares issued and outstanding         19,456,000          -         19,456,000
     Accumulated deficit                                        (5,246,000)     2,378,000     (2,868,000)
                                                               -----------   ------------    -----------

        Total shareholders' equity                              14,210,000      2,378,000     16,588,000
                                                               -----------   ------------    -----------

                                                               $46,373,000   $(26,207,000)   $20,166,000
                                                               -----------   ------------    -----------
                                                               -----------   ------------    -----------







(a) Adjustments from the sale of real estate assets (includes the related tax effects, the proceeds, and the paydown of debt).

                           PRO FORMA FINANCIAL INFORMATION

                               MISSION WEST PROPERTIES
                    Pro Forma Consolidated Statement of Operations
                             Year Ended November 30, 1995


                                                                               Pro Forma
                                                                              Adjustments
                                                               Historical         (a)         Pro Forma
                                                               -----------    -----------    -----------
REVENUES:
  Rental revenues from real estate                             $ 7,146,000    $(6,284,000)   $   862,000
  Sales of real estate                                             400,000          -            400,000
  Other, including interest                                        380,000       (102,000)       278,000
                                                               -----------    -----------    -----------

                                                                 7,926,000     (6,386,000)     1,540,000
                                                               -----------    -----------    -----------

EXPENSES:
  Operating expenses of real estate                              1,783,000     (1,316,000)       467,000
  Depreciation of real estate                                    1,352,000     (1,192,000)       160,000
  Costs of real estate sold                                        324,000          -            324,000
  General and administrative                                       945,000        (92,000)       853,000
  Interest                                                       3,435,000     (3,251,000)       184,000
                                                               -----------    -----------    -----------

                                                                 7,839,000     (5,851,000)     1,988,000
                                                               -----------    -----------    -----------

Income (loss) before gain on sale of real estate                    87,000       (535,000)      (448,000)
Gain on sale of real estate                                          -          3,928,000      3,928,000
                                                               -----------    -----------    -----------

Income before income taxes                                          87,000      3,393,000      3,480,000
Provision for income taxes                                          35,000      1,335,000      1,370,000
                                                               -----------    -----------    -----------

NET INCOME                                                     $    52,000    $ 2,058,000    $ 2,110,000
                                                               -----------    -----------    -----------
                                                               -----------    -----------    -----------



NET INCOME PER SHARE                                                $ 0.04         $ 1.47         $ 1.51
                                                                    ------         ------         ------
                                                                    ------         ------         ------
















(a)  Adjustments from the sale of real estate assets.

                           PRO FORMA FINANCIAL INFORMATION

                               MISSION WEST PROPERTIES
                    Pro Forma Consolidated Statement of Operations
                             Year Ended November 30, 1994


                                                                                    Pro Forma
                                                                                   Adjustments
                                                                      Historical        (a)         Pro Forma
                                                                     ------------   ------------  ------------
REVENUES:
  Rental revenues from real estate                                  $ 6,637,000    $(5,846,000)  $    791,000
  Sales of real estate                                                2,096,000          -          2,096,000
  Other, including interest                                             564,000       (126,000)       438,000
                                                                    -----------    -----------    -----------

                                                                      9,297,000     (5,972,000)     3,325,000
                                                                    -----------    -----------    -----------

EXPENSES:
  Operating expenses of real estate                                   1,991,000     (1,579,000)       412,000
  Depreciation of real estate                                         1,472,000     (1,306,000)       166,000
  Costs of real estate sold                                             229,000          -            229,000
  Provision for estimated losses on real estate                       5,200,000     (4,546,000)       654,000
  General and administrative                                          1,200,000       (108,000)     1,092,000
  Interest                                                            3,088,000     (2,927,000)       161,000
                                                                    -----------    -----------    -----------

                                                                     13,180,000    (10,466,000)     2,714,000
                                                                    -----------    -----------    -----------

Income (loss) before loss on sale of real estate                     (3,883,000)     4,494,000        611,000
Loss on sale of real estate                                               -           (618,000)      (618,000)
                                                                    -----------    -----------    -----------

Income (loss) before income taxes and cumulative effect of
  of change in accounting                                            (3,883,000)     3,876,000         (7,000)
Provision for (benefit from) income taxes                            (1,500,000)     1,497,000         (3,000)
                                                                    -----------    -----------    -----------

Income (loss) before cumulative effect of change in accounting       (2,383,000)     2,379,000         (4,000)
Cumulative effect of change in accounting for income taxes              440,000          -            440,000
                                                                    -----------    -----------    -----------

NET INCOME (LOSS)                                                   $(1,943,000)   $ 2,379,000   $    436,000
                                                                    -----------    -----------    -----------
                                                                    -----------    -----------    -----------


PER SHARE:
  Income (loss) before cumulative effect of change in accounting         $(1.62)        $ 1.62         $  -
  Cumulative effect of change in accounting for income taxes               0.30            -             0.30
                                                                         ------         ------          -----

  Net income (loss) per share                                            $(1.32)        $ 1.62         $ 0.30
                                                                         ------         ------          -----
                                                                         ------         ------          -----





(a)  Adjustments from the sale of real estate assets.

                           PRO FORMA FINANCIAL INFORMATION

                               MISSION WEST PROPERTIES
                    Pro Forma Consolidated Statement of Operations
                             Year Ended November 30, 1993

                                                                          Pro Forma
                                                                         Adjustments
                                                            Historical        (a)        Pro Forma
                                                          -----------    -----------    -----------
REVENUES:
  Rental revenues from real estate                        $ 6,678,000    $(5,883,000)   $   795,000
  Sales of real estate                                        102,000          -            102,000
  Other, including interest                                   362,000        (91,000)       271,000
                                                          -----------    -----------    -----------

                                                            7,142,000     (5,974,000)     1,168,000
                                                          -----------    -----------    -----------
EXPENSES:
  Operating expenses of real estate                         2,421,000     (2,001,000)       420,000
  Depreciation of real estate                               1,688,000     (1,483,000)       205,000
  Costs of real estate sold                                    43,000          -             43,000
  Provision for estimated losses on real estate                94,000          -             94,000
  General and administrative                                1,386,000       (108,000)     1,278,000
  Interest                                                  3,205,000     (3,021,000)       184,000
                                                          -----------    -----------    -----------

                                                            8,837,000     (6,613,000)     2,224,000
                                                          -----------    -----------    -----------

Income (loss) before loss on sale of real estate           (1,695,000)       639,000     (1,056,000)
Loss on sale of real estate                                     -           (618,000)      (618,000)
                                                          -----------    -----------    -----------

Income (loss) before income taxes                          (1,695,000)        21,000     (1,674,000)
Provision for (benefit from) income taxes                    (630,000)         8,000       (622,000)
                                                          -----------    -----------    -----------

NET INCOME (LOSS)                                         $(1,065,000)   $    13,000    $(1,052,000)
                                                          -----------    -----------    -----------
                                                          -----------    -----------    -----------


NET INCOME (LOSS) PER SHARE                                    $(0.73)        $ 0.01         $(0.72)
                                                               ------         ------         ------
                                                               ------         ------         ------











(a)  Adjustments from the sale of real estate assets.

                           PRO FORMA FINANCIAL INFORMATION

                               MISSION WEST PROPERTIES
                    Pro Forma Consolidated Statement of Operations
                          Nine Months Ended August 31, 1996


                                                                          Pro Forma
                                                                         Adjustments
                                                            Historical        (a)         Pro Forma
                                                          -----------    -----------    -----------
REVENUES:
  Rental revenues from real estate                        $ 5,342,000    $(4,740,000)   $   602,000
  Sales of real estate                                         86,000          -             86,000
  Other, including interest                                   237,000        (78,000)       159,000
                                                          -----------    -----------    -----------

                                                            5,665,000     (4,818,000)       847,000
                                                          -----------    -----------    -----------

EXPENSES:
  Operating expenses of real estate                         1,224,000       (913,000)       311,000
  Depreciation of real estate                               1,026,000       (905,000)       121,000
  General and administrative                                  987,000       (297,000)       690,000
  Interest                                                  2,319,000     (2,194,000)       125,000
                                                          -----------    -----------    -----------

                                                            5,556,000     (4,309,000)     1,247,000
                                                          -----------    -----------    -----------

Income (loss) before gain on sale of real estate              109,000       (509,000)      (400,000)
Gain on sale of real estate                                     -          3,928,000      3,928,000
                                                          -----------    -----------    -----------

Income before income taxes                                    109,000      3,419,000      3,528,000
Provision for income taxes                                     46,000      1,335,000      1,381,000
                                                          -----------    -----------    -----------

NET INCOME                                                $    63,000    $ 2,084,000    $ 2,147,000
                                                          -----------    -----------    -----------
                                                          -----------    -----------    -----------



NET INCOME PER SHARE                                           $ 0.05         $ 1.52         $ 1.57
                                                               ------         ------         ------
                                                               ------         ------         ------










(a)  Adjustments from the sale of real estate assets.

                           PRO FORMA FINANCIAL INFORMATION

                               MISSION WEST PROPERTIES
                    Pro Forma Consolidated Statement of Operations
                          Nine Months Ended August 31, 1995


                                                                          Pro Forma
                                                                         Adjustments
                                                            Historical         (a)       Pro Forma
                                                          -----------    -----------    -----------
REVENUES:
  Rental revenues from real estate                        $ 5,320,000    $(4,675,000)  $    645,000
  Sales of real estate                                        125,000          -            125,000
  Other, including interest                                   282,000        (58,000)       224,000
                                                          -----------    -----------    -----------

                                                            5,727,000     (4,733,000)       994,000
                                                          -----------    -----------    -----------

EXPENSES:
  Operating expenses of real estate                         1,448,000     (1,112,000)       336,000
  Depreciation of real estate                               1,011,000       (891,000)       120,000
  General and administrative                                  701,000        (60,000)       641,000
  Interest                                                  2,663,000     (2,528,000)       135,000
                                                          -----------    -----------    -----------

                                                            5,823,000     (4,591,000)     1,232,000
                                                          -----------    -----------    -----------

Income (loss) before gain on sale of real estate              (96,000)      (142,000)      (238,000)
Gain on sale of real estate                                     -          3,928,000      3,928,000
                                                          -----------    -----------    -----------

Income (loss) before income taxes                             (96,000)     3,786,000      3,690,000
Provision for (benefit from) income taxes                     (40,000)     1,491,000      1,451,000
                                                          -----------    -----------    -----------

NET INCOME (LOSS)                                         $   (56,000)   $ 2,295,000    $ 2,239,000
                                                          -----------    -----------    -----------
                                                          -----------    -----------    -----------



NET INCOME (LOSS) PER SHARE                                    $(0.04)        $ 1.64         $ 1.60
                                                               ------         ------         ------
                                                               ------         ------         ------













(a)  Adjustments from the sale of real estate assets.